EXHIBIT 99.1

 NASDAQ:HTBX  November 6, 2015

 Forward Looking Statements   This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

Investment Opportunity

Platform technologies designed to activate CD8+ T cells against multiple tumor antigens

Clinical evidence of mechanism of action

Increased CD8+ T cells in tumors associated with clinical response

Developing first new immunotherapy in non-muscle invasive bladder cancer (NMIBC)

Conducting first vaccine + PD-1 checkpoint inhibitor combo trial in non-small cell lung cancer (NSCLC)

Immuno-oncology company developing novel therapies to activate a patient's immune system against cancer

3

Heat Biologics

 Vision and Strategy   Addressing Three Distinct But Synergistic Mechanisms of Action to Optimize Cancer Immunotherapy  4  Activation of CD8+ “killer” T cells  Co-stimulation to enhance immune response  Overcome tumor defenses through combination therapies  T Cell Costimulation  Checkpoint Inhibition  T Cell Activation  ComPACT  ImPACT / ComPACT  DURGA Trial

ImPACT



CD8+ T cells circulate & eliminate tumor cells
CD8+
CD8+
CD8+
CD8+
Tumor Cells
1
ImPACT cells secrete Gp96-Ig chaperone + tumor
2
Gp96-Ig+TAA
ImPACT Cells
Dual antigen carrier & adjuvant activates Dendritic Cells
Gp96-Ig+TAA
Dendritic Cells
3
Intradermal Injected *ImPACT* Cells
4
Selectively activate CD8+ T Cells
CD8+ T-Cells
Dendritic Cell
5

5

Drug Development and Manufacturing

1. Choose cancer of interest
2. Proprietary screening assay to identify representative cancer cell lines
3. Transform clonal cancer cells into *ImPACT / ComPACT* cells that secrete own antigens
4. Mass produce *ImPACT / ComPACT* cells to treat all patients
5. Inject *ImPACT / ComPACT* cells into patients
6. *ImPACT / Compact* cells secrete antigens to activate killer T cells to destroy patient's tumor

Highlights

- Ready-to-use / Off-the-shelf product
- No tumors extracted
- Scalable manufacturing
- Lower cost of production than autologous cell therapies
- Established regulatory path

6

Heat Biologics

 ComPACT  7  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T cell activation and costimulation in a single product

       ComPACT Outperforms OX40 Monoclonal Antibodies in Preclinical Models   8  ComPACT leads to approx. 50 percent complete tumor rejection as compared to approx. 16 percent with OX40 agonist antibody combinationsHeat expects to announce its selection of the first product candidate based on ComPACT in the first quarter of 2016

 Pipeline  9  Heat Biologics Corporate Model Deck  ImPACT                  Product  Combination    Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  monotherapy; BCG    NMIBC            HS-110(viagenpumatucel-L)  Nivolumab and other checkpoint inhibitors    NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide    NSCLC            ComPACT                  HS-X20  TBD  Undisclosed              Randomized arms enrollment completed  Enrolling  Completed enrollment

 Pipeline  10  Heat Biologics Corporate Model Deck  ImPACT                  Product  Combination    Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  monotherapy; BCG    NMIBC            HS-110(viagenpumatucel-L)  Nivolumab and other checkpoint inhibitors    NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide    NSCLC            ComPACT                  HS-X20  TBD  Undisclosed              Randomized arms enrollment completed  Enrolling  Completed enrollment      HS-410 received fast track designation from U.S. FDA

Bladder Cancer – NMIBC Opportunity

- Over 500,000 bladder cancer patients in U.S.[1]
- 73,000+ new cases and 15,000 deaths per year in U.S.[1]
- No new NMIBC treatments in 25 years
- Current standard of care is BCG[2]
- Highest lifetime treatment cost per patient of all cancers
  - Over $4 billion per year in U.S.[3]

Bladder Cancer



Non-Muscle Invasive Bladder Cancer (NMIBC
20%
80%
Muscle Invasive Bladder Cancer

1. American Cancer Society 2012 Statistics; 2. BCG is Bacillus Calmette-Guérin; 3. NCI-PDQ, NCI costs of cancer care

11

Heat Biologics

HS-410 Phase 1 NMIBC Trial Overview

Design

- Open-label, multicenter safety trial; 10 patients enrolled
- Patients received BCG for 3-6 weeks followed by weekly intradermal injections of HS-410 for 12 weeks and subsequent monthly HS-410 injections for 3 months

Results

- HS-410 had a positive safety profile and was well-tolerated; no serious adverse events or treatment discontinuations
- 7 out of 10 patients had no documented recurrences >1 year after standard of care surgery
- Unprecedented increase in intratumoral CD8+ T cells following vaccination
- Broad-based (polyclonal) expansion of patient T cells
- HS-410 shared 15 or more tumor antigens in common with those expressed on the patients' cancer cells
- Strong correlation between baseline characteristics of TILs by T cell receptor (TCR) sequencing and clinical outcome

12
Heat Biologics

 Clinical and Immune Response  Disease Characteristics and Recurrence Status  13  Patient  T-Class  CIS  Grade  Disease Status  Induction BCG  Vaccine Doses  Maintenance BCG  3-month Cysto  6-month Cysto  Recurrence Status  12-001  T1  No  High  Newly Diagnosed  5  15  4        No  23-001  T1  Yes  High  Newly Diagnosed  6  15  3        No  23-002  T1  No  High  Newly Diagnosed  6  15  6     TIS  Yes  25-001  TA  No  High  Recurrent   3  6  0  TIS High     Yes  25-002  T1  Yes  High  Newly Diagnosed  3  15  3        No  25-003  T1  No  High  Newly Diagnosed  6  15  0        No  25-004  T1  Yes  High  Newly Diagnosed  5  12  0  Ta high  T1 high CIS  Yes  25-005  T1  No  High  Newly Diagnosed  6  15  2  Ta low     No  25-007  T1  No  High  Newly Diagnosed  6  15  0        No  25-008  TIS  Yes  High  Newly Diagnosed  6  15  0        No  7 out of 10 patients had no documented recurrence of cancer >1 year after standard of care surgery3 out of 4 patients with carcinoma in situ (CIS), the patient population least responsive to standard of care BCG, did not recur  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

 Significant CorrelationBetween TIL Clonality and Clinical Outcome  14  HS-410 significantly increased TIL clonality in patients who exhibited a positive clinical outcome (disease-free); P-value 0.0126 Data are consistent with HS-410 mechanism of action      = Disease-free    = Recurrent Disease  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015; TIL is tumor infiltrating lymphocyte

 Post-treatment Induction of CD8+ TIL  15  Before treatment there are few CD8+ (red) TIL in the disease-free patient (25-007, upper left), whereas TIL are abundant in the recurring patient (25-004, lower left)Following treatment with HS-410, there is robust induction of TIL in the disease-free patient, with moderate induction in the recurring patient  Pre-treatment  Post-treatment  Recurrent Disease  Disease-free  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

HS-410 Phase 2 NMIBC Trial Overview

Objective

- Evaluate safety and tolerability of HS-410 either alone or in combination with BCG

Patient Population

- 100 patients with NMIBC (Ta, T1, CIS) after TURBT

Enrollment

- 16 U.S. sites
- Completed enrollment of 75 randomized patients; enrolling 25 patients in monotherapy arm[1]

Phase 2 Randomized Controlled



Will patient receive BCG?
Yes
Randomize 1:1:1
Arm 1
HS-410 + BCG
Low Dose
N = 25
Arm 2
HS-410 + BCG
High Dose
N = 25
Arm 3
Placebo + BCG
N = 25
No
Arm 4
HS-410
High Dose
N = 25
1-yr disease-free survival immune response
Safety and tolerability

Topline data expected 4Q:16

1. As previously reported, Heat expects to complete enrollment for the monotherapy arm in late 2015/early 2016

16

Heat Biologics

 Pipeline  17  Heat Biologics Corporate Model Deck  ImPACT                  Product  Combination    Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  monotherapy; BCG    NMIBC            HS-110(viagenpumatucel-L)  Nivolumab and other checkpoint inhibitors    NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide    NSCLC            ComPACT                  HS-X20  TBD  Undisclosed              Randomized arms enrollment completed  Enrolling  Completed enrollment

 NSCLC Opportunity  18  1. National Cancer Institute 2013 statistics; Graphic source: Teng et al., 2015 Can Res; Gettinger et al., 2015 JCO   CD8+ (TIL+) patients may respond to anti-PD-(L)1  CD8- (TIL-) patients may not respond to anti-PD-(L)1    Approx. 50% PD-1 ORR  Approx. 10% PD-1 ORR  Estimated 45% NSCLC patients being underserved by single-agent anti-PD-(L)1 may benefit from vaccine combination

 Scientific Support forHS-110 + Nivolumab Combination  19    Cohen, R.B. et al, ASCO 2015  2    Schreiber T.H., et al. Keystone 2014  1  Preclinical studies demonstrate synergy between ImPACT vaccines + anti-PD-1Clinical data demonstrate that HS-110 treated patients upregulate PD-1 on CD8+ T cellsTumor biopsies show strong PD-L1 staining  Tumor biopsy from patient treated with HS-110  3  1  2  3

HS-110 Phase 1b NSCLC "DURGA" Trial Overview

Objective
- Evaluate safety and tolerability of HS-110 + a PD-1 checkpoint inhibitor

Patient Population
- Potential to expand cohorts up to 30 patients

Secondary Endpoints
- Immune response, overall response rate, overall survival and progression-free survival

Enrollment
- 5 – 10 U.S. sites
- Partnership with Yale Cancer Center on TIL analysis

One Year Topline Data Expected 4Q:16



ENROLL
HS-110 + nivolumab (Low TIL at biopsy) (N=9)
HS-110 + nivolumab (High TIL at biopsy) (N=9)
HS-110 + T cell costim
HS-110 + ...
Potential expansion cohorts up to 30 patients

HS-110 weekly intradermally for 18 weeks; nivolumab i.v. every other week until progression

20

Heat Biologics

Development Milestones

2015

3Q
- First patient dosed in NSCLC DURGA trial

4Q
- Phase 2 NMIBC trial enrollment for randomized arms
- Phase 1 NMIBC readout (10 patients)

2016

1Q
- Announce new product candidate

2Q
- DURGA 18 patients enrolled
- DURGA interim immune response (18 patients)

3Q

4Q
- File *ComPACT* IND
- Phase 2 NMIBC readout
- Registration-directed trial initiation
- DURGA top-line readout for nivolumab arm (18 pts)
- Phase 2 combo with cyclophosphamide readout (~65 pts)
- Registration-directed trial initiation

Legend:
- Bladder (NMIBC)
- Lung (NSCLC)
- *ComPACT*
- Completed

Heat Biologics

21

Summary: Value Proposition

- Pan-antigen cell-based
- Specific tumor killing T cell activating
- Applicable to all cancers


Differentiated
Commercially Viable
Combinable with Checkpoints + Others

- Ready-to-use
- Scalable, low cost manufacturing
- No tumors extracted

- Positive safety profile to date
- Established regulatory path

22
Heat Biologics

Corporate Overview  23  1. As reported for the nine months ended September 30, 2015  Nasdaq  HTBX  Shares Outstanding  8.41M  Market Cap  $37.9M  Cash & Equiv.  $15.0 M1  Consensus Price Target  $15.5

 APPENDIX

 Third Injection Site  First Injection Site  Second Injection Site  HS-410 Injection Site Reactions  Kinetics Follow Delayed-type Hypersensitivity Reaction; Consistent with Mechanism of Action  25    No visible reaction  Week 1  Week 2  Week 3  No visible reaction  1  2  3  Week 1  Week 2  Week 3  Week 1  Week 2

 High Degree of Overlapwith Patient Tumor Antigens   26  Recurrent DiseaseDisease-free  (-) <5 Reads(+) >5 Normalized Reads(++) >25 Normalized Reads(+++) >100 Normalized Reads  C  Antigen  HS-410  23-002  25-001  25-004  25-005  25-003  25-007  25-008  ACTL8  +++  –  –  –  –  –  –  –  ADAM22  +++  +++  +++  ++  +++  +++  +++  +++  ADAM23  +++  +  ++  +++  –  +++  +++  +++  ATAD2  +++  +++  +++  –  +++  +++  +++  +++  ATAD2B  +++  +++  +++  –  +++  +++  +++  +++  BIRC5  +++  +++  +++  –  –  ++  ++  +++  CASC5  +++  +++  +++  ++  ++  +++  +++  +++  CEP290  +++  +++  +++  ++  +++  +++  +++  +++  CEP55  +++  +++  +++  ++  ++  +++  ++  ++  CTAGE5  +++  +++  +++  ++  +++  +++  +++  +++  DCAF12  +++  +++  +++  –  +++  +++  +++  +++  DDX5  +++  +++  +++  –  +++  +++  +++  +++  FAM133A  +++  –  –  –  –  +  –  –  IL13RA2  +++  ++  ++  –  –  +  +++  –  IMP3  +++  +++  +++  –  +++  +++  +++  +++  KIAA0100  +++  +++  +++  –  +++  +++  +++  +++  MAGEA11  +++  +  +  +++  –  –  –  +  MAGEA3  +++  –  +  ++  –  +  –  ++  MAGEA6  +++  –  ++  –  –  +  –  ++  MPHOSPH10  +++  +++  +++  +++  +++  +++  +++  +++  ODF2  +++  +++  +++  ++  +++  +++  +++  +++  ODF2L  +++  +++  +++  –  +++  +++  +++  +++  OIP5  +++  ++  +  +++  +  +  ++  +  PBK  +++  +++  ++  +++  –  +  +  ++  RQCD1  +++  +++  +++  ++  +++  +++  +++  +++  SPAG1  +++  ++  +++  +++  +++  +++  +++  +++  SPAG4  +++  ++  ++  –  ++  ++  +  ++  SPAG9  +++  +++  +++  +++  +++  +++  +++  +++  TMEFF1  +++  –  +  –  –  –  –  –  TTK  +++  +++  +++  –  +  ++  ++  +  (-) < 5 Reads(+) > 5 Normalized Reads(++) > 25 Normalized Reads(+++) > 100 Normalized Reads  HS-410 shared 15 or more tumor antigens in common with those expressed on the patients’ cancer cells       Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

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